UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

Republic Airways Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38626	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Brickyard Lane Carmel, Indiana	46032
(Address of principal executive offices)	(Zip Code)

(317) 484-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RJET	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment

As an update to the previously announced chief executive officer succession plan of Republic Airways Holdings Inc. (the “Company”), on June 12, 2026, the Company’s Board of Directors (the “Board”), upon the recommendation of its Corporate Governance Committee, increased the size of the Board to seven and appointed Matthew J. Koscal as a director, effective June 15, 2026, to serve until the Company’s 2027 Annual Meeting of Stockholders, and until the election and qualification of his successor, or earlier death, resignation, retirement, disqualification or removal. The commencement of Mr. Koscal’s Board term coincides with his assumption of the role of President and Chief Executive Officer of the Company.

The Company’s definitive proxy statement for its 2026 Annual Meeting of Stockholders, dated April 9, 2026 (the “Proxy Statement”), contains further information regarding Mr. Koscal, including his biographical information, and such information is incorporated by reference herein. Additionally, Mr. Koscal was not appointed as a director pursuant to any arrangement or understanding with any other person, and there are no transactions involving Mr. Koscal that would be required to be reported under Item 404(a) of Regulation S-K. As an executive director, Mr. Koscal will not receive separate compensation for his service on the Board, but the Company’s Compensation Committee has approved revised compensatory terms in connection with his promotion, which are described in a Current Report on Form 8-K/A, filed by the Company concurrently with this Current Report on Form 8-K.

Compensation Updates for Named Executive Officers

Chief Executive Officer Transition

On June 15, 2026, concurrent with Mr. Koscal’s succession to the Chief Executive Officer role, David Grizzle, the Company’s former Chief Executive Officer for a transitional period that commenced on July 1, 2025, resumed his position as non-executive Chairman of the Board and rejoined the Corporate Governance Committee. To support Mr. Grizzle’s status as an independent director of the Board subsequent to cessation in his capacity as Chief Executive Officer, on June 11, 2026, the Compensation Committee approved the acceleration of payouts of Mr. Grizzle’s compensatory arrangements related to his service as Chief Executive Officer, with each such action (including acceleration of vesting of equity awards) occurring as of June 15, 2026, notwithstanding the treatment of such compensatory arrangements as provided in Mr. Grizzle’s Transitional CEO Agreement, dated as of July 1, 2025. The Proxy Statement includes a summary of the terms of Mr. Grizzle’s compensation arrangements, prior to modification, and such information is incorporated by reference herein, to the extent required. In exchange for the receipt of an aggregate cash payout of $3,695,156 and 311,802 shares of the Company’s common stock (prior to any reduction for shares withheld to satisfy tax payments), Mr. Grizzle executed a release agreement in the form attached to his Transitional CEO Agreement.

The details of Mr. Grizzle’s payout are set forth below:

•	Accelerated base salary for the period from June 16, 2026 to June 30, 2027: $685,914

•	Accelerated annual cash bonus for the period from January 1, 2026 to June 30, 2027: $1,616,189

•	Acceleration of long-term incentive awards:

•	2025 awards: $582,387 and 183,297 shares

•	2026 performance stock units: 128,505 shares

•	2027 awards (based on projected amount): $796,786

•	Payout in lieu of twelve months of health insurance: $13,880

Furthermore, in light of the foregoing, Mr. Grizzle will not receive additional compensation as an independent director for his service through the Company’s 2027 Annual Meeting of Stockholders, subject to the Board’s customary annual review of director compensation for 2027.

Executive Vice President Promotion

In connection with the promotion of each of Mr. Joseph P. Allman, the Company’s Chief Financial Officer and Paul K. Kinstedt, the Company’s Chief Operating Officer, to the role of Executive Vice President, effective as of June 15, 2026, the Compensation Committee granted an additional equity award to each executive, with aggregate value of $500,000.

The awards granted to each of Messrs. Allman and Kinstedt consist of:

•

12,557 restricted stock units (“RSUs”) with an aggregate value of $250,000, based on the volume-weighted average closing price of one share of common stock for the 30 trading days ended on June 15, 2026, rounded up to the nearest unit. The RSUs will vest in substantially equal annual increments on March 20, 2027, March 20, 2028 and March 20, 2029, subject to continued employment through the applicable vesting date. The material terms of the RSUs are set forth in the Form of Restricted Stock Unit Grant Notice and Agreement under the Republic Airways Holdings Inc. 2025 Equity Incentive Plan, attached hereto as Exhibit 10.1 and incorporated by reference herein.

•

12,557 performance stock units (“PSUs”) (at “target” performance”) with an aggregate value of $250,000, based on the volume-weighted average closing price of one share of common stock for the 30 trading days ending on June 15, 2026, rounded up to the nearest unit. “Controllable Completion Factor” (“CCF”) over the three-year period commencing on January 1, 2026 will determine the number of PSUs that vest, as certified subsequent to completion of the measurement period as set forth below. CCF means the percentage of completed scheduled flights over which the Company had control, excluding cancelled flights due to uncontrollable factors such as weather. The material terms of the PSUs are set forth in the Form of Performance Stock Unit Grant Notice and Agreement under the Republic Airways Holdings Inc. 2025 Equity Incentive Plan, filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026 and incorporated by reference.

Performance Condition	Period	Weight	Threshold (50%)	Target (100%)	Max (200%)
3-Year Cumulative CCF	1/1/2026 – 12/31/2028	100%	99.40%	99.60%	99.80%

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Restricted Stock Unit Grant Notice and Agreement under the Republic Airways Holdings Inc. 2025 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2026	REPUBLIC AIRWAYS HOLDINGS INC.

	By:	/s/ Joseph P. Allman
	Name:	Joseph P. Allman
	Title:	Executive Vice President and Chief Financial Officer